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Contacts:
Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com
Media
Kelly Malone, Brown Shoe Company
(314) 854-4093, kmalone@brownshoe.com

Brown Shoe Company Reports Third Quarter 2012 Results

Record third quarter sales at Famous Footwear, with same-store-sales up 6.8%
Contemporary Fashion and Healthy Living third quarter wholesale sales up 5.2% and 2.1%, respectively

ST. LOUIS, Nov. 20, 2012 – Brown Shoe Company, Inc. (NYSE: BWS, brownshoe.com) today reported its third quarter 2012 financial results, with net sales of $732.2 million versus third quarter 2011 net sales of $713.8 million.  Results for both the third quarter of 2012 and 2011 included sales of $15.6 million and $25.8 million, respectively, from brands and businesses the company has exited.  Excluding exited brands, net sales were up 4.2% year-over-year.

Net earnings were $24.3 million, or $0.56 per diluted share, in the third quarter of 2012 versus $33.7 million, or $0.79 per diluted share, in 2011.  Third quarter 2012 results included portfolio realignment charges of $2.6 million.  Earnings for the third quarter of 2011 included a $21.6 million gain on the sale of AND 1, which was partially offset by portfolio realignment and integration related costs of $5.6 million.  On an adjusted* basis, net earnings of $25.9 million, or $0.60 per diluted share, improved 18.3% compared to $21.9 million, or $0.51 per diluted share, in the prior year.  Gross profit margin for the third quarter of 2012 improved to 39.0% from 38.7% in 2011.

“With the third quarter, we delivered not only solid back-to-school results, but also overall strong quarterly same-store-sales growth of 6.8% at Famous Footwear,” said Diane Sullivan, president and chief executive officer of Brown Shoe Company.  “We also saw improvement in sales for both our contemporary fashion and healthy living brand portfolios, as we continued to deliver trend-right products that are must-haves for consumers.”

US$M, except per share (unaudited)	13 Weeks			39 Weeks			52 Weeks
	3Q’12	3Q’11	Change	3Q’12	3Q’11	Change	3Q’12	3Q’11	Change
Consolidated net sales	$732.2	$713.8	2.6%	$1,957.9	$1,953.9	0.2%	$2,586.8	$2,558.5	1.1%
Famous Footwear	436.8	416.2	4.9%	1,134.2	1,103.9	2.7%	1,486.7	1,459.4	1.9%
Wholesale Operations	232.6	233.6	(0.4%)	650.7	665.8	(2.3%)	855.8	839.7	1.9%
Specialty Retail	62.8	64.0	(1.8%)	172.9	184.3	(6.2%)	244.3	259.4	(5.8%)
Gross profit	285.8	276.5	3.4%	758.7	758.1	0.1%	997.2	993.4	0.4%
Margin	39.0%	38.7%	30 bps	38.7%	38.8%	-10 bps	38.6%	38.8%	-20 bps
SG&A	242.4	239.4	1.2%	680.5	707.6	(3.8%)	910.4	934.4	(2.6%)
% of net sales	33.1%	33.5%	-40 bps	34.7%	36.2%	-150 bps	35.2%	36.5%	-130 bps
Net restructuring, other special charges	2.3	4.7		21.3	7.1		37.8	9.6
Impairment of intangible assets	--	--	--	5.8	--	--	5.8	--	--
Operating earnings	41.1	32.4	27.1%	51.1	43.4	17.6%	43.2	49.4	(12.5%)
% of net sales	5.6%	4.5%	110 bps	2.6%	2.2%	40 bps	1.7%	1.9%	-20 bps
Net interest expense	5.4	6.6	(17.5%)	17.2	20.6	(16.8%)	23.0	26.0	(11.3%)
Earnings before income tax	35.7	25.8	38.5%	33.9	22.8	48.8%	20.2	23.4	(13.8%)
Tax rate	31.9%	31.7%		31.6%	32.0%		18.5%	19.9%
Net earnings from discontinued operations	--	16.1		--	17.1		(1.4)	17.1
Net earnings	$24.3	$33.7	(28.0%)	$23.5	$32.8	(28.5%)	$15.2	$36.2	(57.9%)
Per diluted share	$0.56	$0.79	(29.1%)	$0.55	$0.75	(26.7%)	$0.36	$0.82	(56.1%)
Adjusted net earnings	$25.9	$21.9	18.3%	$42.7	$26.2	63.1%	$46.8	$31.1	50.5%
Per diluted share	$0.60	$0.51	17.6%	$1.00	$0.60	66.7%	$1.09	$0.71	53.5%

Third Quarter Highlights

Famous Footwear reported record third quarter 2012 sales of $436.8 million, a 4.9% year-over-year improvement, with good growth in boat shoes, running shoes and accessories.  On a same-store-sales basis, the third quarter was up 6.8% over the prior year, with the back-to-school season up 5.5%.  During the quarter, the company closed or relocated 11 stores and added 18 new stores, and average revenue per square foot improved 10.3% year-over-year.

Contemporary Fashion platform wholesale sales were up 5.2% in the third quarter, with the company’s Sam Edelman, Franco Sarto and Fergie brands all delivering strong performance.  In the Healthy Living portfolio, wholesale sales were up 2.1%, with contribution from LifeStride, Ryka and Dr. Scholl’s Shoes.  Excluding exited brands, Wholesale Operations sales were up 3.3% year-over-year in the third quarter.

Consolidated gross profit was up in the third quarter, while gross profit margin improved by approximately 30 basis points.  SG&A for the third quarter was $242.4 million, or 33.1% of net sales down approximately 40 basis points from 33.5% of net sales in the prior year.  For the quarter, adjusted operating earnings improved 15.0% to $43.7 million from $38.0 million in the third quarter of 2011.

Inventory at the end of the third quarter was $539.4 million, down 7.0% compared to $580.2 million in the prior year.  Wholesale inventory was down 23.0%, while Famous Footwear inventory was flat.

At quarter-end, Brown Shoe Company had approximately $380.9 million in availability under its revolving credit facility and $40.9 million in cash and cash equivalents.  The company’s debt-to-capital ratio declined to 41.7% from 50.1% in the third quarter of 2011.

Financial Review and 2012 Outlook

“In the third quarter, we continued to deliver against our 2012 guidance, with strong revenue and earnings.  As a result, we are raising our adjusted earnings per diluted share guidance range to $1.06 to $1.10 for 2012,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “While we are confident in our ability to meet the lower end of our guidance range, we remain cautious about the potential impact from political and macroeconomic conditions beyond our control.”

Metric	FY’12
Consolidated net sales	$2.57 to $2.59 billion
Famous Footwear same-store sales	Up low-single digits
Wholesale Operations net sales	Down low- to mid-single digits, reflecting brand exits
Gross profit margin	Up 20 to 40 basis points
SG&A	$917 to $920 million
Non-recurring costs	~$34 million
Net interest expense	$23 to $24 million
Effective tax rate	32% to 35%
Earnings per diluted share	$0.55 to $0.59
Adjusted earnings per diluted share	$1.06 to $1.10
Depreciation and amortization	$55 to $56 million
Capital expenditures	$63 to $65 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:30 a.m. ET today, Nov. 20, 2012.  The webcast and accompanying slides will be available at brownshoe.com/investor.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 69647407.  A replay will be available on the website for a limited period.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 69647407 through Dec. 4, 2012.

*Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where ASG has manufacturing facilities and both ASG and Brown Shoe Company rely heavily on third-party manufacturing facilities for a significant amount of their inventory; (vi) Brown Shoe Company’s ability to utilize its new information technology system to successfully execute its strategies, including integrating ASG’s business; (vii) the ability to recruit and retain senior management and other key associates; (viii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (ix) the ability to secure/exit leases on favorable terms; (x) the ability to maintain relationships with current suppliers; (xi) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xii) the ability to source product at a pace consistent with increased demand for footwear; (xiii) the impact of rising prices in a potentially inflationary global environment; and (xiv) the ability of Brown Shoe Company to execute its portfolio realignment.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2012, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company

Brown Shoe Company is a $2.6 billion, global, footwear company that puts consumers and their needs first, by targeting the strategic Family, Healthy Living and Contemporary Fashion platforms.  We have more than 130 years of experience, passion and product innovation and operate more than 1,300 Famous Footwear and Naturalizer retail stores across the United States, Canada and China.  We also design, source and market many well-known wholesale shoe brands -- such as Naturalizer, Dr. Scholl's Shoes, LifeStride, Sam Edelman, Franco Sarto, Via Spiga, Vera Wang, Vince, Avia and Ryka -- across multiple distribution channels.  In addition to our retail and wholesale operations, we maintain a strong online presence with our ecommerce sites, Famous.com, Naturalizer.com and Shoes.com.  Visit brownshoe.com to learn more about us.  Brown Shoe Company:  feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	13 Weeks Ended		39 Weeks Ended		52 Weeks Ended
(Thousands, except per share data)	October 27, 2012	October 29, 2011	October 27, 2012	October 29, 2011	October 27, 2012	October 29, 2011

Net sales	$732,169	$713,788	$1,957,889	$1,953,933	$2,586,780	$2,558,457
Cost of goods sold	446,387	437,290	1,199,229	1,195,866	1,589,547	1,565,084

Gross profit	285,782	276,498	758,660	758,067	997,233	993,373

Selling and administrative expenses	242,317	239,422	680,492	707,476	910,435	934,401
Restructuring and other special charges, net	2,342	4,715	21,288	7,148	37,811	9,602
Impairment of intangible assets	-	-	5,777	-	5,777	-

Operating earnings	41,123	32,361	51,103	43,443	43,210	49,370

Interest expense	(5,513)	(6,685)	(17,428)	(19,903)	(23,666)	(25,312)
Loss on early extinguishment of debt	-	-	-	(1,003)	-	(1,003)
Interest income	76	98	236	248	632	338

Earnings before income taxes from continuing operations	35,686	25,774	33,911	22,785	20,176	23,393

Income tax provision	(11,399)	(8,180)	(10,710)	(7,294)	(3,742)	(4,655)

Net earnings from continuing operations	24,287	17,594	23,201	15,491	16,434	18,738

Discontinued operations:
Earnings from operations of subsidiary, net of tax of $0, $595, $0, $1,285, $0 and $1,285, respectively	-	725	-	1,701	-	1,701
Gain (loss) on sale of subsidiary, net of tax of $0, $6,196, $0, $6,196, $474, $6,196	-	15,374	-	15,374	(1,409)	15,374

Net earnings (loss) from discontinued operations	-	16,099	-	17,075	(1,409)	17,075

Net earnings	24,287	33,693	23,201	32,566	15,025	35,813

Net loss attributable to noncontrolling interests	(5)	(39)	(251)	(245)	(205)	(351)

Net earnings attributable to Brown Shoe Company, Inc.	$24,292	$33,732	$23,452	$32,811	$15,230	$36,164

Basic earnings (loss) per common share:
From continuing operations	$0.57	$0.42	$0.55	$0.36	$0.39	$0.44
From discontinued operations	-	0.38	-	0.40	(0.03)	0.39

Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.57	$0.80	$0.55	$0.76	$0.36	$0.83

Diluted earnings (loss) per common share:
From continuing operations	$0.56	$0.41	$0.55	$0.36	$0.39	$0.43
From discontinued operations	-	0.38	-	0.39	(0.03)	0.39

Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.56	$0.79	$0.55	$0.75	$0.36	$0.82

Basic number of shares	40,745	40,079	40,618	41,469	40,488	41,695
Diluted number of shares	40,935	40,610	40,721	42,005	40,769	42,192

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(Thousands)	October 27, 2012	October 29, 2011	January 28, 2012
ASSETS

Cash and cash equivalents	$40,884	$41,951	$47,682
Receivables, net	138,562	155,754	154,022
Inventories, net	539,359	580,154	561,797
Prepaid expenses and other current assets	34,680	32,948	51,637
Total current assets	753,485	810,807	815,138

Property and equipment, net	141,048	137,590	131,471
Goodwill and intangible assets, net	134,377	142,544	140,590
Other assets	135,194	136,817	140,277
Total assets	$1,164,104	$1,227,758	$1,227,476

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$110,000	$222,000	$201,000
Trade accounts payable	183,422	177,521	190,611
Other accrued expenses	150,056	138,074	132,969
Total current liabilities	443,478	537,595	524,580

Long-term debt	198,773	198,586	198,633
Deferred rent	30,714	32,829	32,361
Other liabilities	59,202	39,155	58,186
Total other liabilities	288,689	270,570	289,180

Total Brown Shoe Company, Inc. shareholders’ equity	431,138	418,600	412,669
Noncontrolling interests	799	993	1,047
Total equity	431,937	419,593	413,716
Total liabilities and equity	$1,164,104	$1,227,758	$1,227,476

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	39 Weeks Ended
(Thousands)	October 27, 2012	October 29, 2011
OPERATING ACTIVITIES:
Net earnings	$23,201	$32,566
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	40,457	44,523
Amortization of debt issuance costs	1,885	1,757
Loss on early extinguishment of debt	-	1,003
Share-based compensation expense	4,776	5,116
Tax (benefit) deficiency related to share-based plans	(889)	371
Loss on disposal of facilities and equipment	2,177	850
Impairment charges for facilities and equipment	2,481	1,067
Impairment of intangible assets	5,777	-
Deferred rent	(1,647)	(1,849)
Provision for doubtful accounts	398	562
Gain on sale of subsidiary, net	-	(15,374)
Changes in operating assets and liabilities, net of acquired and discontinued operations:
Receivables	15,063	(27,298)
Inventories	22,523	(14,746)
Prepaid expenses and other current and noncurrent assets	17,852	28,879
Trade accounts payable	(7,213)	415
Accrued expenses and other liabilities	18,113	(44,410)
Other, net	(1,431)	(814)
Net cash provided by operating activities	143,525	12,618

INVESTING ACTIVITIES:
Capital expenditures	(44,517)	(30,982)
Acquisition cost	(5,000)	(156,636)
Cash recognized on initial consolidation	-	3,121
Net proceeds from sale of subsidiary	-	55,350
Net cash used for investing activities	(49,517)	(129,147)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	582,000	1,410,500
Repayments under revolving credit agreement	(673,000)	(1,386,500)
Proceeds from issuance of 2019 Senior Notes	-	198,586
Redemption of 2012 Senior Notes	-	(150,000)
Dividends paid	(9,007)	(9,135)
Debt issuance costs	-	(6,428)
Acquisition of treasury stock	-	(25,484)
Issuance of common stock under share-based plans, net	(1,860)	734
Tax benefit (deficiency) related to share-based plans	889	(371)
Net cash (used for) provided by financing activities	(100,980)	31,902
Effect of exchange rate changes on cash and cash equivalents	174	30
Decrease in cash and cash equivalents	(6,798)	(84,597)
Cash and cash equivalents at beginning of period	47,682	126,548

Cash and cash equivalents at end of period	$40,884	$41,951

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	13 Weeks Ended October 27, 2012			13 Weeks Ended October 29, 2011
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$24,292	$0.56		$33,732	$0.79

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	$2,556	1,605	0.04	$4,505	2,752	0.07
Gain on sale of subsidiary	-	-	-	(21,570)	(15,374)	(0.37)
ASG integration-related costs	-	-	-	1,107	784	0.02

Total charges/other items	$2,556	1,605	0.04	$(15,958)	(11,838)	(0.28)

Adjusted earnings		$25,897	$0.60		$21,894	$0.51

	39 Weeks Ended October 27, 2012			39 Weeks Ended October 29, 2011
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$23,452	$0.55		$32,811	$0.75

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	$27,002	17,439	0.41	$4,505	2,752	0.07
Gain on sale of subsidiary	-	-	-	(21,570)	(15,374)	(0.37)
Organizational change	2,283	1,395	0.03	-	-	-
ASG acquisition and integration-related costs	675	441	0.01	3,538	2,890	0.08
ASG cost of goods sold adjustment (1)	-	-	-	4,190	2,477	0.05
Loss on early extinguishment of debt	-	-	-	1,003	638	0.02

Total charges/other items	$29,960	19,275	0.45	$(8,334)	(6,617)	(0.15)

Adjusted earnings		$42,727	$1.00		$26,194	$0.60

	52 Weeks Ended October 27, 2012			52 Weeks Ended October 29, 2011
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$15,230	$0.36		$36,164	$0.82

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	$41,651	26,723	0.62	$4,505	2,752	0.07
Loss (gain) on sale of subsidiary	935	1,409	0.03	(21,570)	(15,374)	(0.37)
ASG acquisition and integration-related costs	3,592	2,071	0.05	4,659	3,613	0.09
Organizational change	2,283	1,395	0.03	-	-	-
ASG cost of goods sold adjustment (1)	-	-	-	4,190	2,477	0.05
IT initiatives	-	-	-	1,335	893	0.03
Loss on early extinguishment of debt	-	-	-	1,003	638	0.02

Total charges/other items	$48,461	31,598	0.73	$(5,878)	(5,001)	(0.11)

Adjusted earnings		$46,828	$1.09		$31,163	$0.71

(1) In accordance with GAAP, purchase accounting rules require the company to record inventory at fair value (i.e., expected selling price less costs to sell) on the acquisition date. This results in lower than typical gross margins when the acquired inventory is sold. This adjustment reflects the elimination of the unfavorable impact of lower gross margins for ASG product sold in the first and second quarters of 2011.

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Net Sales	$436,812	$416,243	$232,555	$233,590	$62,802	$63,955	$-	$-	$732,169	$713,788

Gross Profit	$186,659	$178,323	$71,172	$70,295	$27,951	$27,880	$-	$-	$285,782	$276,498
Adjusted Gross Profit	$186,659	$178,323	$71,286	$71,192	$28,051	$27,880	$-	$-	$285,996	$277,395

Gross Profit Rate	42.7%	42.8%	30.6%	30.1%	44.5%	43.6%	-	-	39.0%	38.7%
Adjusted Gross Profit Rate	42.7%	42.8%	30.7%	30.5%	44.7%	43.6%	-	-	39.1%	38.9%

Operating Earnings (Loss)	$35,525	$28,374	$15,397	$9,558	$1,771	$53	$(11,570)	$(5,624)	$41,123	$32,361
Adjusted Operating Earnings (Loss)	$35,881	$28,374	$17,045	$14,063	$2,138	$53	$(11,385)	$(4,517)	$43,679	$37,973

Operating Earnings (Loss) %	8.1%	6.8%	6.6%	4.1%	2.8%	0.1%	-	-	5.6%	4.5%
Adjusted Operating Earnings (Loss) %	8.2%	6.8%	7.3%	6.0%	3.4%	0.1%	-	-	6.0%	5.3%

Same-store Sales %	6.8%	(0.4%)	-	-	8.4%	(1.9%)	-	-	-	-

Number of Stores	1,061	1,121	-	-	223	242	-	-	1,284	1,363

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Gross Profit	$186,659	$178,323	$71,172	$70,295	$27,951	$27,880	$-	$-	$285,782	$276,498

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	114	897	100	-	-	-	214	897

Total charges/other items	-	-	114	897	100	-	-	-	214	897

Adjusted Gross Profit	$186,659	$178,323	$71,286	$71,192	$28,051	$27,880	$-	$-	$285,996	$277,395

Operating Earnings (Loss)	$35,525	$28,374	$15,397	$9,558	$1,771	$53	$(11,570)	$(5,624)	$41,123	$32,361

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	356	-	1,648	4,505	367	-	185	-	2,556	4,505
ASG acquisition and integration-related costs	-	-	-	-	-	-	-	1,107	-	1,107

Total charges/other items	356	-	1,648	4,505	367	-	185	1,107	2,556	5,612

Adjusted Operating Earnings (Loss)	$35,881	$28,374	$17,045	$14,063	$2,138	$53	$(11,385)	$(4,517)	$43,679	$37,973

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	39 Weeks Ended		39 Weeks Ended		39 Weeks Ended		39 Weeks Ended		39 Weeks Ended
	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Net Sales	$1,134,237	$1,103,900	$650,724	$665,771	$172,928	$184,262	$-	$-	$1,957,889	$1,953,933

Gross Profit	$498,718	$483,952	$187,481	$196,660	$72,461	$77,455	$-	$-	$758,660	$758,067
Adjusted Gross Profit	$498,718	$483,952	$190,080	$201,746	$72,757	$77,455	$-	$-	$761,555	$763,153

Gross Profit Rate	44.0%	43.8%	28.8%	29.5%	41.9%	42.0%	-	-	38.7%	38.8%
Adjusted Gross Profit Rate	44.0%	43.8%	29.2%	30.3%	42.1%	42.0%	-	-	38.9%	39.1%

Operating Earnings (Loss)	$74,365	$54,651	$14,828	$18,502	$(7,551)	$(6,703)	$(30,539)	$(23,007)	$51,103	$43,443
Adjusted Operating Earnings (Loss)	$82,052	$54,651	$30,023	$27,196	$(3,647)	$(6,703)	$(27,365)	$(19,467)	$81,063	$55,677

Operating Earnings (Loss) %	6.6%	5.0%	2.3%	2.8%	(4.4%)	(3.6%)	-	-	2.6%	2.2%
Adjusted Operating Earnings (Loss) %	7.2%	5.0%	4.6%	4.1%	(2.1%)	(3.6%)	-	-	4.1%	2.8%

Same-store Sales %	4.6%	(1.3%)	-	-	3.2%	0.7%	-	-	-	-

Number of Stores	1,061	1,121	-	-	223	242	-	-	1,284	1,363

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	39 Weeks Ended		39 Weeks Ended		39 Weeks Ended		39 Weeks Ended		39 Weeks Ended
	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Gross Profit	$498,718	$483,952	$187,481	$196,660	$72,461	$77,455	$-	$-	$758,660	$758,067

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	2,599	897	296	-	-	-	2,895	897
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	-	-	2,599	5,086	296	-	-	-	2,895	5,086

Adjusted Gross Profit	$498,718	$483,952	$190,080	$201,746	$72,757	$77,455	$-	$-	$761,555	$763,153

Operating Earnings (Loss)	$74,365	$54,651	$14,828	$18,502	$(7,551)	$(6,703)	$(30,539)	$(23,007)	$51,103	$43,443

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	7,687	-	14,520	4,505	3,904	-	891	-	27,002	4,505
Organizational change	-	-	-	-	-	-	2,283	-	2,283	-
ASG acquisition and integration-related costs	-	-	675	-	-	-	-	3,540	675	3,540
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	7,687	-	15,195	8,694	3,904	-	3,174	3,540	29,960	12,234

Adjusted Operating Earnings (Loss)	$82,052	$54,651	$30,023	$27,196	$(3,647)	$(6,703)	$(27,365)	$(19,467)	$81,063	$55,677

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended
	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Net Sales	$1,486,651	$1,459,421	$855,826	$839,671	$244,303	$259,365	$-	$-	$2,586,780	$2,558,457

Gross Profit	$649,987	$642,473	$247,167	$242,958	$100,079	$107,942	$-	$-	$997,233	$993,373
Adjusted Gross Profit	$649,987	$642,473	$250,426	$248,044	$100,757	$107,942	$-	$-	$1,001,170	$998,459

Gross Profit Rate	43.7%	44.0%	28.9%	28.9%	41.0%	41.6%	-	-	38.6%	38.8%
Adjusted Gross Profit Rate	43.7%	44.0%	29.3%	29.5%	41.2%	41.6%	-	-	38.7%	39.0%

Operating Earnings (Loss)	$82,229	$68,924	$13,065	$19,328	$(8,475)	$(7,693)	$(43,609)	$(31,189)	$43,210	$49,370
Adjusted Operating Earnings (Loss)	$92,668	$68,924	$38,295	$28,168	$(3,578)	$(7,693)	$(36,649)	$(25,341)	$90,736	$64,058

Operating Earnings (Loss) %	5.5%	4.7%	1.5%	2.3%	(3.5%)	(3.0%)	-	-	1.7%	1.9%
Adjusted Operating Earnings (Loss) %	6.2%	4.7%	4.5%	3.4%	(1.5%)	(3.0%)	-	-	3.5%	2.5%

Same-store Sales %	3.3%	0.1%	-	-	3.6%	1.4%	-	-	-	-

Number of Stores	1,061	1,121	-	-	223	242	-	-	1,284	1,363

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended
	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Gross Profit	$649,987	$642,473	$247,167	$242,958	$100,079	$107,942	$-	$-	$997,233	$993,373

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	3,259	897	678	-	-	-	3,937	897
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	-	-	3,259	5,086	678	-	-	-	3,937	5,086

Adjusted Gross Profit	$649,987	$642,473	$250,426	$248,044	$100,757	$107,942	$-	$-	$1,001,170	$998,459

Operating Earnings (Loss)	$82,229	$68,924	$13,065	$19,328	$(8,475)	$(7,693)	$(43,609)	$(31,189)	$43,210	$49,370

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	10,439	-	22,062	4,505	4,897	-	4,253	-	41,651	4,505
Organizational change	-	-	-	-	-	-	2,283	-	2,283	-
ASG acquisition and integration-related costs	-	-	3,168	-	-	-	424	4,659	3,592	4,659
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189
IT Initiatives	-	-	-	146	-	-	-	1,189	-	1,335

Total charges/other items	10,439	-	25,230	8,840	4,897	-	6,960	5,848	47,526	14,688

Adjusted Operating Earnings (Loss)	$92,668	$68,924	$38,295	$28,168	$(3,578)	$(7,693)	$(36,649)	$(25,341)	$90,736	$64,058

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	13 Weeks Ended		39 Weeks Ended		52 Weeks Ended
	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,
(Thousands, except per share data)	2012	2011	2012	2011	2012	2011

Net earnings (loss) attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$24,287	$17,594	$23,201	$15,491	$16,434	$18,738
Net loss attributable to noncontrolling interests	5	39	251	245	205	351
Net earnings allocated to participating securities	(1,212)	(801)	(1,166)	(677)	(784)	(780)
Net earnings from continuing operations	23,080	16,832	22,286	15,059	15,855	18,309

Net earnings (loss) from discontinued operations	-	16,099	-	17,075	(1,409)	17,075
Net earnings allocated to participating securities	-	(732)	-	(718)	-	(699)
Net earnings (loss) from discontinued operations	-	15,367	-	16,357	(1,409)	16,376

Net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$23,080	$32,199	$22,286	$31,416	$14,446	$34,685

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	40,745	40,079	40,618	41,469	40,488	41,695
Dilutive effect of share-based awards for continuing operations and discontinued operations	190	531	103	536	281	497
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	40,935	40,610	40,721	42,005	40,769	42,192

Basic earnings (loss) per share:
From continuing operations	$0.57	$0.42	$0.55	$0.36	$0.39	$0.44
From discontinued operations	-	0.38	-	0.40	(0.03)	0.39
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.57	$0.80	$0.55	$0.76	$0.36	$0.83

Diluted earnings (loss) per share:
From continuing operations	$0.56	$0.41	$0.55	$0.36	$0.39	$0.43
From discontinued operations	-	0.38	-	0.39	(0.03)	0.39
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.56	$0.79	$0.55	$0.75	$0.36	$0.82

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	13 Weeks Ended		39 Weeks Ended		52 Weeks Ended
	October 27,	October 29,	October 27,	October 29,	October 27,	October 29,
(Thousands, except per share data)	2012	2011	2012	2011	2012	2011

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$25,892	$21,130	$42,476	$24,248	$46,623	$29,111
Net loss attributable to noncontrolling interests	5	39	251	245	205	351
Net earnings allocated to participating securities	(1,292)	(962)	(2,114)	(1,045)	(2,308)	(1,198)
Adjusted net earnings from continuing operations	24,605	20,207	40,613	23,448	44,520	28,264

Adjusted net earnings from discontinued operations	-	725	-	1,701	-	1,701
Net earnings allocated to participating securities	-	(33)	-	(72)	-	(68)
Net earnings from discontinued operations	-	692	-	1,629	-	1,633

Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$24,605	$20,899	$40,613	$25,077	$44,520	$29,897

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	40,745	40,079	40,618	41,469	40,488	41,695
Dilutive effect of share-based awards for continuing operations and discontinued operations	190	531	103	536	281	497
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	40,935	40,610	40,721	42,005	40,769	42,192

Basic adjusted earnings per share:
From continuing operations	$0.60	$0.50	$1.00	$0.56	$1.10	$0.68
From discontinued operations	-	0.02	-	0.04	-	0.04
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.60	$0.52	$1.00	$0.60	$1.10	$0.72

Diluted adjusted earnings per share:
From continuing operations	$0.60	$0.50	$1.00	$0.56	$1.09	$0.67
From discontinued operations	-	0.01	-	0.04	-	0.04
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.60	$0.51	$1.00	$0.60	$1.09	$0.71